Personnel expenses	12 Months Ended
Dec. 31, 2018
Personnel expenses
Personnel expenses

19. Personnel expenses

Personnel expenses included in cost of sales, research and development, and selling and administrative expenses are comprised of the following:

PERSONNEL EXPENSES

	Year Ended December 31,
	2018	2017	2016
	(€ in thousands)
Wages and salaries	12,772	10,769	9,772
LTCIP	--	--	(478)
Employee stock option plan	604	386	--
Social security contributions	2,527	2,197	1,799
Total	15,903	13,352	11,093

voxeljet AG offers to its employees a defined contribution plan called “MetallRente”. The contributions paid by the Company amounted to kEUR 61, kEUR 62 and kEUR 57 for the years ended December 31, 2018, 2017 and 2016, respectively. The employer’s contribution into the mandatory German state plan amounted to kEUR 849, kEUR 710 and kEUR 697 for the years ended December 31, 2018, 2017, and 2016, respectively.